EXHIBIT 32.2

Statement Pursuant to Section 906 the Sarbanes-Oxley Act of 2002 By

Principal Financial Officer

Regarding Facts and Circumstances Relating to Exchange Act Filings

Dated: January 12, 2024

I, BJ Parrish, Chief Financial Officer of Clearday, Inc., hereby certify, to my knowledge, that:

1. the accompanying Quarterly Report on Form 10-Q of Clearday, Inc. for the three-month period ended September 30, 2023, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities and Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Clearday, Inc.

/s/ BJ Parrish
BJ Parrish
Chief Financial Officer